Exhibit 24(b)(19)

KIEWIT MUTUAL FUND

SECRETARY'S CERTIFICATE



		The undersigned Secretary of Kiewit Mutual Fund (the "Fund"), does hereby certify that the Board of Trustees of the Fund, at a meeting held on February 19, 1997 approved the following resolution:

			RESOLVED, that a Power of Attorney, substantially in the form of the Power of Attorney presented to this Board, appointing Kenneth D. Gaskins and
Joseph V. Del Raso, as attorneys-in-fact for the purpose of filing documents with the Securities and Exchange Commission, is hereby approved.

		IN WITNESS WHEREOF, I have set my hand this 25th day of February, 1997.

						/s/ Kenneth D. Gaskins
						Kenneth D. Gaskins
						Secretary

	POWER OF ATTORNEY


	The undersigned Trustees of KIEWIT MUTUAL FUND (the "Trust") hereby appoint Kenneth D. Gaskins, Esquire and Joseph V. Del
Raso, Esquire as attorneys-in-fact and agents, in all capacities, to execute, and to file any of the documents referred to below relating to the Trust's Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended and under the Securities Act of 1933, including any and all amendments thereto, covering the registration of the Trust as an investment company and the sale of shares of the series of the Trust, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings. The undersigned grant to said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he or she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

	The undersigned Trustees hereby execute this Power of Attorney as of this 19th day of February, 1997.

		Name							Title



/s/ Ann C. McCulloch           			Chairman of the
Ann C. McCulloch						Board of Trustees



/s/ Richards R. Jaros          			Trustee
Richard R. Jaros



/s/ George Lee Butler          			Trustee
George Lee Butler



/s/ Lawrence B. Thomas          			Trustee
Lawrence B. Thomas



/s/ John J. Quindlen            			Trustee
John J. Quindlen